UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012

LONGWEI PETROLEUM INVESTMENT HOLDING LIMITED
 (Exact name of registrant as specified in its charter)

Colorado	001-34793	84-1536518
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 30 Dajingyu Street, Xiaojingyu Xiang, Wanbailin District, Taiyuan City, Shanxi Province, China P.C.		030024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 209-4199

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On October 29, 2012, Longwei Petroleum Investment Holding Limited (the “Company”) extended the expiration date of certain of its outstanding warrants (the “Warrants”) to 5:00pm New York time on November 29, 2012.

The Warrants were originally issued on October 29, 2009 as part of the Company’s private placement, which was disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LONGWEI PETROLEUM INVESTMENT HOLDING LTD.

Date: October 29, 2012	/s/ Michael Toups
Michael Toups
Chief Financial Officer

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